Net Income (loss) per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Net Income (loss) per Share
(20) Net Income (loss) per Share
The Series A Preferred Stock have similar economic rights to the Class A common stock and management considers them to be in substance common shares for earnings per share (“EPS”) purposes. As a result, the weighted average Series A Preferred Stock outstanding during the period was included in the calculation of weighted average common stock outstanding. No other classes of shares with economic rights were outstanding during the period, and therefore, EPS was not presented for such classes. The Public and Private Warrants were considered in diluted EPS under the treasury stock method, if dilutive. The Class E common stock represents earnout arrangements that are contingently issuable into Class A common stock, and are only considered in the calculation of EPS once the stock price milestones have been achieved. The non-controlling
interest was considered in diluted EPS under the
if-converted
method, if dilutive.
The stock compensation expense related to Class A shares has been attributed entirely to Bitcoin Depot Inc. for purposes of the net income (loss) per share calculation within the Consolidated Statements of Income (Loss) and Comprehensive Income (Loss). Additionally, for purposes of the net income (loss) per share calculation, because such amounts pertain to compensation expense that do not affect the net assets of BT HoldCo available for liquidation, they are not further attributed to the non-controlling
interest holders under the HLBV method described in Note 11.

Management determined that EPS for periods prior to the Merger, was not considered meaningful due to the complexities of determining the weighted average stock outstanding as a result of the recapitalization. Accordingly, the computation of loss per share and weighted average common stock outstanding has only been presented for the period from the date of transaction close through December 31, 2023, as follows:

Year Ended December 31, 2023 (from the date of the close of the transaction)
Numerator:
Net income (loss) attributable to Bitcoin Depot Inc. Including Series A Preferred Stock - Basic and Diluted	$(26,102)

Denominator:
Weighted average common stock outstanding - basic and diluted	16,675,529
Net loss per share - Bitcoin Depot Inc.	$(1.57)
The following securities were not included in the computation of diluted shares outstanding because the effect would be anti-dilutive or issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period:

Class of security	Number of securities
PubCo Warrants - Public and Private	43,848,750
PubCo Class E Common Stock - Earnouts Units	1,075,761
BT OpCo Founder Convertible Preferred Units(1)(2)	2,900,000
BT OpCo Exchangeable Non-Controlling Interest(1)(2)	41,200,000
BT OpCo Earnouts Units(1)	15,000,000
2023 Incentive Plan RSU awards	1,352,145

(1)	Held at BT Assets and exchangeable into Class A common stock of the Company or cash upon the occurrence of certain conditions.
(2)	Held at BT Assets and can be exchanged into Class A common stock of the Company.